Exhibit 99.1

Actelis Receives Order From Major North American Rail Operator For
Management Software And Services

FREMONT, Calif., December 28, 2023 — Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT applications, today announced that it has received an order for management software license and services in the amount of approximately $300,000 from a major North American rail operator. The order provides software license and software support for 3 years and grants the customer access to the latest version of Actelis’ MetaASSIST Element Management System (EMS), version 4.0.

Actelis technology is utilized by the rail industry globally to enable instantaneous fiber-grade connectivity over long distances utilizing any wireline medium, from legacy copper to new fiber. The Actelis smart rail solution supports a variety of IoT applications including providing customer information services to train stations and remote stops as well as the transport of live, high-definition video camera feeds to agencies’ network operations centers. The backbone of the solution is Actelis’ MetaASSIST software system which enables remote management, monitoring, and configuration of Actelis’ network switches deployed trackside or in control centers, as well as monitoring of 3rd party IoT devices and alarms.

Version 4.0 of MetaASSIST adds new functionality and security protocols to provide for even higher system uptime, quicker deployment of network devices, and upgraded network protection. One of the major additions in the new version is L1 Topology View which complements the Tree view which was available in previous versions. L1 Topology View allows customers to view the network topology in an easy-to-understand graphical manner for easier monitoring and better decision-making.

Version 4.0 also adds support for Actelis’ new product portfolio including its higher-end security products featuring MACsec encryption. Additional functionality has been added to support Actelis’ fiber products including additional inventory fields and more scheduled tasks.

“This new order demonstrates the trust major clients have in the Actelis solution,” said Tuvia Barlev, Chairman and CEO of Actelis. “We are excited about the opportunity to inject our software platform with new features to help our customer strengthen its overall operations and add new levels of security to its network.”

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About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

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Media Contact:

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact:

Kirin Smith

PCG Advisory, Inc.

Ksmith@pcgadvisory.com